AMERICAN MUTUAL FUND, INC.

                                     Part B
                      Statement of Additional Information

                                 January 1, 2005

                       (as supplemented June 1, 2005)



This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of American Mutual Fund, Inc. (the "fund" or "AMF") dated January 1, 2005. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                           American Mutual Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.


                               TABLE OF CONTENTS


Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .        5
Management of the fund  . . . . . . . . . . . . . . . . . . . . . .        7
Execution of portfolio transactions . . . . . . . . . . . . . . . .       25
Disclosure of portfolio holdings. . . . . . . . . . . . . . . . . .       25
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       28
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       33
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       38
Rollovers from retirement plans to IRAs . . . . . . . . . . . . . .       41
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Shareholder account services and privileges . . . . . . . . . . . .       42
General information . . . . . . . . . . . . . . . . . . . . . . . .       44
Financial statements




                         American Mutual Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    The fund's equity investments are limited to securities included on its eligible list, which consists of securities deemed suitable by the fund's investment adviser in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the fund's board of directors after reviewing and acting upon the recommendations of the fund's investment adviser.

EQUITY SECURITIES

..    The fund will invest principally in equity-type securities such as common stocks and securities that are convertible into common stock.

DEBT SECURITIES

..    The fund's investments in nonconvertible securities will be rated A or better by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest in securities of issuers domiciled in Canada or that are part of the S&P 500 Stock Composite Index.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks and may also include securities with equity or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


There may be little trading in the secondary market for particular equity securities, which may affect adversely the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.


                         American Mutual Fund -- Page 2

DEBT SECURITIES -- Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and increase in value until maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES -- The fund may invest in securities of issuers domiciled in Canada and denominated in Canadian dollars. Investing outside the United States may involve risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.


Additional costs could be incurred in connection with the fund's investment activities in Canada. Brokerage commissions may be higher than in the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in Canada.


REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates and tax and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and are subject to cash flow dependency, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.


U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus


                         American Mutual Fund -- Page 3
     they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to nine months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity))or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


4(2) COMMERCIAL PAPER -- The fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act"). 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the fund's board of directors.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended 2004 and 2003 were 17% and 24%, respectively, and the average of the last five years was 29%. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal years.


                         American Mutual Fund -- Page 4

With the fund's focus on long term investing, the fund does not engage in high portfolio turnover (100% or more). High turnover generates greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of excessive short-term capital gains, which are taxable at the highest rate when distributed to shareholders. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund shall make no investment:


1.   Which involves promotion or business management by the fund;

2. In any security about which information is not available with respect to the history, management, assets, earnings, and income of the issuer;

3. If the investment would cause more than 5% of the value of the assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;

4. If the investment would cause more than 20% of the value of the assets of the fund to be invested in securities of companies in any one industry;

5. If the investment would cause the fund to own more than 10% of any class of securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer;

6. In any security which has not been placed on the fund's "Eligible List" (See Prospectus).

The foregoing restrictions do not apply to the purchase of securities issued or fully guaranteed by the U.S. government. Such restrictions also do not apply to the acquisition of securities or property in satisfaction of claims or as distributions on securities owned, or to the exercise of rights distributed on securities owned; but if any securities or property so acquired would not be permitted as an investment under the foregoing restrictions, they must be converted into a permissible investment as soon as reasonably practicable.


The fund is not permitted to:


 7.  Invest in real estate;

 8.  Make any investment which would subject it to unlimited liability;


                         American Mutual Fund -- Page 5

 9.  Buy securities on margin;

10.  Sell securities short; or

11.  Borrow money.

The fund does not concentrate investments in one industry or a group of industries, invest in commodities, or make loans except in the very occasional instance where interest returns on a loan are particularly favorable, the loan is secured by at least 150% of marketable securities, the total loans outstanding would not exceed 20% of the current market value of the assets of the fund, and total loans to any one borrower would not exceed 5% of the value of such assets. No loans have ever been made to any person under the foregoing authority. Loans may not be made to persons affiliated with the fund. The fund does not invest to control other companies. While the fundamental policies of the fund permit it to act as underwriter of securities issued by others, it is not the practice of the fund to do so. The fundamental policies set forth in this paragraph also may not be changed without shareholder approval.


NONFUNDAMENTAL POLICIES -- Further investment policies of the fund, which may be changed by action of the Board of Directors, without shareholder approval, state that the fund will not:


1. Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than 1/2 of 1% of such issuer together own more than 5% of the securities of such issuer;

2. Invest in the securities of other investment companies (except in connection with the administration of a deferred compensation plan adopted by Directors and to the extent such investments are allowed by an exemptive order granted by the Securities and Exchange Commission);

3. Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations;

4. Ordinarily purchase securities which are non-income-producing at the time of purchase;

5.   Invest in puts, calls, straddles, spreads or any combination thereof;

6. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures;

7. Invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value);

8. Invest more than 15% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities for which there is no active and substantial market); and

9.   Issue senior securities, except as permitted by the 1940 Act.


                         American Mutual Fund -- Page 6

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                      YEAR FIRST                                     NUMBER OF PORTFOLIOS
                         POSITION      ELECTED                                         WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                         WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ OVERSEEN             HELD
     NAME AND AGE          FUND     OF THE FUND/1/          PAST FIVE YEARS              BY DIRECTOR             BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director        1972        Private investor; former                 19            Ducommun Incorporated;
 Christie                                            President and CEO, The                                 IHOP Corporation;
 Age: 71                                             Mission Group (non-utility                             Southwest Water
                                                     holding company, subsidiary                            Company; Valero L.P.
                                                     of Southern California Edison
                                                     Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan         Director        1993        Founder and President,                    3            None
 Age: 57                                             M.A.D., Inc. (communications
                                                     company); former
                                                     Editor-in-Chief, The Los
                                                     Angeles Herald Examiner
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director        1981        Chairman of the Board and                16            None
 Age: 69                                             CEO, Senior Resource Group
                                                     LLC (development and
                                                     management of senior living
                                                     communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director        1991        Private investor; Chairman of             5            None
 Age: 50                                             the Board and CEO, Ladera
                                                     Management Company (venture
                                                     capital and agriculture);
                                                     former owner and President,
                                                     Energy Investment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director        1999        Director and Programming                  3            The Nevis Fund, Inc.
 Age: 60                                             Chair, WYPR
                                                     Baltimore/Washington (public
                                                     radio station); Senior
                                                     Adviser, London Financial
                                                     News; Senior Fellow,
                                                     Institute for International
                                                     Economics
-----------------------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton       Director        1998        Chairman of the Board and                 6            None
 Age: 65                                             CEO, Cairnwood, Inc. (venture
                                                     capital investment)
-----------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison         Director        1991        President of the Salzburg                 3            None
 Age: 68                                             Seminar; President Emeritus,
                                                     Middlebury College
-----------------------------------------------------------------------------------------------------------------------------------
 Steven B. Sample        Director        1999        President, University of                  2            UNOVA, Inc.; William
 Age: 64                                             Southern California                                    Wrigley Jr. Company
-----------------------------------------------------------------------------------------------------------------------------------



                         American Mutual Fund -- Page 7

                                                            PRINCIPAL OCCUPATION(S) DURING
                                                                 PAST FIVE YEARS AND
                                       YEAR FIRST ELECTED           POSITIONS HELD           NUMBER OF PORTFOLIOS
                         POSITION          A DIRECTOR          WITH AFFILIATED ENTITIES        WITHIN THE FUND
                         WITH THE        AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ OVERSEEN
    NAME AND AGE           FUND          OF THE FUND/1/              OF THE FUND                 BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 James K. Dunton       Chairman of            1984          Senior Vice President and                 2
 Age: 66               the Board and                        Director, Capital Research and
                       Director                             Management Company
-------------------------------------------------------------------------------------------------------------------
 Robert G.             President and          1987          Senior Vice President and                 3
 O'Donnell             Director                             Director, Capital Research and
 Age: 60                                                    Management Company
-------------------------------------------------------------------------------------------------------------------




                       OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE               BY DIRECTOR
---------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 James K. Dunton       None
 Age: 66
---------------------------------------------------
 Robert G.             None
 O'Donnell
 Age: 60
---------------------------------------------------




                         American Mutual Fund -- Page 8

                                                                                   PRINCIPAL OCCUPATION(S) DURING
                                                                                 PAST FIVE YEARS AND POSITIONS HELD
                                              YEAR FIRST ELECTED                      WITH AFFILIATED ENTITIES
                             POSITION             AN OFFICER                        OR THE PRINCIPAL UNDERWRITER
    NAME AND AGE          WITH THE FUND         OF THE FUND/1/                               OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Armour         Senior Vice               1994          Executive Vice President and Director, Capital Research and
 Age: 44                    President                              Management Company; Director, The Capital Group Companies,
                                                                   Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Joanna F. Jonsson         Senior Vice               1997          Senior Vice President, Capital Research Company*; Director, The
 Age: 41                    President                              Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Alan N. Berro            Vice President             2000          Senior Vice President, Capital Research Company*
 Age: 44
-----------------------------------------------------------------------------------------------------------------------------------
 J. Dale Harvey           Vice President             2000          Vice President, Capital Research and Management Company;
 Age: 39                                                           Director, American Funds Service Company*
-----------------------------------------------------------------------------------------------------------------------------------
 William L. Robbins       Vice President             2004          Vice President and Director, Capital Research Company*
 Age: 36
-----------------------------------------------------------------------------------------------------------------------------------
 Stuart R. Strachan       Vice President             2000          Vice President and Senior Counsel - Fund Business Management
 Age: 48                                                           Group, Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams          Secretary                1984          Vice President - Fund Business Management Group, Capital
 Age: 56                                                           Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Regal           Treasurer                2003          Vice President - Fund Business Management Group, Capital
 Age: 33                                                           Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson     Assistant Treasurer           1998          Vice President - Fund Business Management Group, Capital
 Age: 36                                                           Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------


*    Company affiliated with Capital Research and Management Company.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                         American Mutual Fund -- Page 9

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2003

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Kirk P. Pendleton           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Steven B. Sample            $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 James K. Dunton               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert G. O'Donnell           Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The
     amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. The fund pays to Directors who are not affiliated with the investment adviser: (a) fees of $2,000 for each Board of Directors meeting attended, (b) $1,000 for each meeting attended as a member of a committee of the Board of Directors and (c) annual fees of either $17,000 (if the Director also receives compensation as a member of the Board of another fund advised by the investment adviser and the other Board typically meets separately from the fund's Board of Directors), or $50,000 (for all other unaffiliated Directors), a pro rata portion of which is paid by the fund and another fund whose Board meets jointly with the fund's Board of Directors.


The payment by the fund to certain unaffiliated Directors of a larger per fund annual fee reflects the significant time and labor commitment required of any mutual fund Board member overseeing even one fund.


The Nominating Committee of the Board of Directors, a Committee comprised exclusively of Directors not affiliated with the investment adviser, reviews Director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other


                        American Mutual Fund -- Page 10
developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.


DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED OCTOBER 31, 2004

                                                                                                     TOTAL COMPENSATION (INCLUDING
                                                                         AGGREGATE COMPENSATION          VOLUNTARILY DEFERRED
                                                                         (INCLUDING VOLUNTARILY            COMPENSATION/1/)
                                                                        DEFERRED COMPENSATION/1/)      FROM ALL FUNDS MANAGED BY
                                 NAME                                         FROM THE FUND         CAPITAL RESEARCH AND MANAGEMENT
                                                                                                      COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                        $23,763                       $275,430
------------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan                                                                  25,667                        114,500
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton, Jr./3/                                                            25,374                        236,920
------------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila/3/                                                           24,500                        148,500
------------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck/3/                                                             25,334                        115,000
------------------------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton/3/                                                             24,600                        185,249
------------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison/3/                                                               25,334                        117,000
------------------------------------------------------------------------------------------------------------------------------------
 Steven B. Sample                                                                 26,972                         53,202
------------------------------------------------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation for the fiscal year ended October 31, 2004, includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2004 fiscal year for participating Directors is as follows: H. Frederick Christie ($238,391), Martin Fenton, Jr. ($184,005), Mary Myers Kauppila ($419,092), Bailey Morris-Eck ($139,546), Kirk P. Pendleton ($179,983) and Olin C. Robison ($135,240). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of December 1, 2004, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on September 6, 1949 and reincorporated in Maryland on December 20, 1983. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


                        American Mutual Fund -- Page 11

Under Maryland law, the business and affairs of a fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica(R) to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Directors who are not "interested persons" of the fund, provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, Directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


                        American Mutual Fund -- Page 12

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.


COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an Audit Committee comprised of Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk P. Pendleton and Olin C. Robison, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors. Two Audit Committee meetings were held during the 2004 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Mary Anne Dolan, Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk P. Pendleton, Olin C. Robison and Steven B. Sample, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2004 fiscal year.


The fund has a Nominating Committee comprised of H. Frederick Christie, Mary Anne Dolan and Steven B. Sample, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent Director candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2004 fiscal year.


PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of


                        American Mutual Fund -- Page 13
the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.


                        American Mutual Fund -- Page 14

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on December 1, 2004. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.


                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        23.20%
 201 Progress Parkway                                Class B        13.12
 Maryland Heights, MO  63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C         9.32
 333 West 34th Street
 New York, NY  10001-2402
----------------------------------------------------------------------------
 MLPF&S For the Sole Benefit of Its Customers        Class C        13.26
 4800 Deer Lake Drive East, Floor 2
 Jacksonville, FL  32246-6484
----------------------------------------------------------------------------
 Charles Schwab & Co. Inc.                           Class F         5.40
 101 Montgomery Street                               Class R-4       8.47
 San Francisco, CA  94104-4122
----------------------------------------------------------------------------
 AST Trust Company TTEE                              Class R-1      30.68
 The Windermere 401K Plan
 2390 East Camelback Road, Suite 240
 Phoenix, AZ  85016-3434
----------------------------------------------------------------------------
 Leyden Pugh TTEE                                    Class R-1       7.51
 Mississippi AG Co.
 441 Haley Barbour Parkway
 Yazoo City, MS  39194-9412
----------------------------------------------------------------------------
 Counsel Trust Co. TTEE                              Class R-1       7.10
 Ross & Yerger
 235 Saint Charles Way, Suite 100
 York, PA  17402-4658
----------------------------------------------------------------------------
 Copeland, Cook, Taylor & Bush                       Class R-1       5.39
 P.O. Box 2428
 Ridgland, MS  39158-2428
----------------------------------------------------------------------------
 Oncology Hemotology Associates of SW Indiana        Class R-1       5.22
 3801 Bellemeade Avenue, Suite 110
 Evansville, IN  47714-0111
----------------------------------------------------------------------------
 Hartford Life Insurance Company                     Class R-3      33.82
 P.O. Box 2999
 Hartford, CT  06104-2999
----------------------------------------------------------------------------
 AIG Federal Savings Bank TTEE                       Class R-3       8.43
 Central Texas College
 2929 Allen Parkway, #L3-00
 Houston, TX  77019-7100
----------------------------------------------------------------------------
 PIMS/Prudential Retirement                          Class R-4      15.76
 Random House, Inc.
 1745 Boradway, 19th Floor
 New York, NY  10019-4305
----------------------------------------------------------------------------
 PIMS/Prudential Retirement                          Class R-4      15.55
 Bertelsman
 1540 Broadway, 24th Floor
 New York, NY  10036-4039
----------------------------------------------------------------------------
 PIMS/Prudential Retirement                          Class R-4      14.37
 BMG
 1540 Broadway, 38th Floor
 New York, NY  10036-4039
----------------------------------------------------------------------------
 Capital Group Master Retirement Plan                Class R-5      28.27
 c/o Capital Guardian Trust Company
 333 South Hope Street, Floor 49
 Los Angeles, CA  90071
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5       7.42
 PIM #1
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5       5.64
 PIM #2
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5       5.58
 PIM #3
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5       5.06
 PIM #4
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------



                        American Mutual Fund -- Page 15

INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

                          American Mutual Fund -- Page 16

The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until March 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Directors.


In considering the proposed renewal of the Agreement for its current period of effectiveness, the Committee addressed a wide variety of factors, including the fund's historical investment results both on an absolute basis and relative to the presented peer groups and indices, particularly in light of the fund's combined investment objectives; the fund's relatively low advisory fees and total expense ratio (both measured as a percentage of the fund's net assets) in comparison with peer funds; and the experience and quality of the investment adviser and its advisory and administrative personnel who render services to the fund. The Committee also considered the quality of services provided to the fund's shareholders and observed that the fund's relatively low redemption rate, among other factors, suggests general shareholder satisfaction with the overall level of services being provided to the fund's shareholders by the investment adviser and its affiliates.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

                           American Mutual Fund -- Page 17

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the investment adviser receives a monthly fee that is based on prior month-end net assets, calculated at the following annual rates:


                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.384%               $             0            $ 1,000,000,000
------------------------------------------------------------------------------
         0.330                  1,000,000,000              2,000,000,000
------------------------------------------------------------------------------
         0.294                  2,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.270                  3,000,000,000              5,000,000,000
------------------------------------------------------------------------------
         0.252                  5,000,000,000              8,000,000,000
------------------------------------------------------------------------------
         0.240                  8,000,000,000             13,000,000,000
------------------------------------------------------------------------------
         0.230                 13,000,000,000             21,000,000,000
------------------------------------------------------------------------------
         0.225                 21,000,000,000


Under the Agreement, a different rate schedule would apply if it resulted in a lower overall advisory fee. This could happen if the fund's net assets fell below $3 billion. In addition, the Agreement provides that the investment adviser shall pay the fund the amount by which total expenses of the fund's Class A shares, with the exception of taxes and such expenses, if any, as may be incurred in connection with any merger, reorganization, or recapitalization, exceed the sum of 1% of the first $25 million of the monthly average of total assets of the fund for the year and 3/4 of 1% of such average in excess of $25 million.


Expenses which are not subject to these limitations are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the expense limitations described above, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.





                        American Mutual Fund -- Page 18

For the fiscal year ended October 31, 2004, the investment adviser was entitled to receive from the fund advisory fees of $33,954,000. As a result of the advisory fee waiver described below, for the year ended October 31, 2004, the fee shown on the accompanying financial statements of $33,954,000 was reduced by $305,000 to $33,649,000. For the fiscal years ended October 31, 2003 and 2002, management fees paid by the fund amounted to $25,924,000 and $25,444,000, respectively.


For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.


ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until March 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, R-2, R-3 and R-4 shares, the investment adviser has agreed to pay a portion of these fees. For the year ended October 31, 2004, the total fees paid by the investment adviser were $152,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.


During the 2004 fiscal period, administrative services fees, gross of any payments made by the investment adviser, were:

                                                    ADMINISTRATIVE SERVICES FEE
-------------------------------------------------------------------------------------
                  CLASS C                                    $668,000
-------------------------------------------------------------------------------------
                  CLASS F                                     401,000
-------------------------------------------------------------------------------------
                CLASS 529-A                                   125,000
-------------------------------------------------------------------------------------
                CLASS 529-B                                    39,000
-------------------------------------------------------------------------------------
                CLASS 529-C                                    47,000
-------------------------------------------------------------------------------------
                CLASS 529-E                                     8,000
-------------------------------------------------------------------------------------
                CLASS 529-F                                     2,000
-------------------------------------------------------------------------------------
                 CLASS R-1                                     12,000
-------------------------------------------------------------------------------------
                 CLASS R-2                                    354,000
-------------------------------------------------------------------------------------
                 CLASS R-3                                    168,000
-------------------------------------------------------------------------------------
                 CLASS R-4                                     35,000
-------------------------------------------------------------------------------------
                 CLASS R-5                                     59,000
-------------------------------------------------------------------------------------



                        American Mutual Fund -- Page 19

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.


                        American Mutual Fund -- Page 20

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2004            $9,699,000          $42,758,000
                                                  2003             4,990,000           22,581,000
                                                  2002             4,599,000           21,160,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2004               825,000            6,442,000
                                                  2003               722,000            4,826,000
                                                  2002               922,000            5,004,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2004                    --            2,259,000
                                                  2003                    --            1,377,000
                                                  2002                    --            1,030,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2004               265,000            1,265,000
                                                  2003               163,000              801,000
                                                  2002               123,000              602,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2004                63,000              363,000
                                                  2003                50,000              297,000
                                                  2002                30,000              227,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2004                    --              154,000
                                                  2003                    --               89,000
                                                  2002                    --               66,000
-----------------------------------------------------------------------------------------------------


The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A


                        American Mutual Fund -- Page 21
shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.


                        American Mutual Fund -- Page 22

For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $25,167,000                 $3,448,000
------------------------------------------------------------------------------
        CLASS B                   4,124,000                    467,000
------------------------------------------------------------------------------
        CLASS C                   3,885,000                    595,000
------------------------------------------------------------------------------
        CLASS F                     622,000                    114,000
------------------------------------------------------------------------------
      CLASS 529-A                   116,000                     20,000
------------------------------------------------------------------------------
      CLASS 529-B                   198,000                     23,000
------------------------------------------------------------------------------
      CLASS 529-C                   255,000                     41,000
------------------------------------------------------------------------------
      CLASS 529-E                    22,000                      4,000
------------------------------------------------------------------------------
      CLASS 529-F                     3,000                      1,000
------------------------------------------------------------------------------
       CLASS R-1                     55,000                     13,000
------------------------------------------------------------------------------
       CLASS R-2                    367,000                     75,000
------------------------------------------------------------------------------
       CLASS R-3                    328,000                     80,000
------------------------------------------------------------------------------
       CLASS R-4                     56,000                     12,000
------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS -- As of March 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.


                        American Mutual Fund -- Page 23

     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.


                        American Mutual Fund -- Page 24

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended October 31, 2004, 2003 and 2002 amounted to $5,193,000, $7,158,000 and
$8,095,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The decrease in brokerage commissions paid from 2003 to 2004 was largely due to decreases in commission rates charged by brokers.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included J.P. Morgan Securities, Banc of America Securities, LLC, Citigroup Global Markets Inc. and First Clearing LLC. As of the fund's fiscal year end, the fund held equity securities of Bank of America Corp in the amount of $229,599,000, J.P. Morgan Chase & Co. in the amount of $210,216,000, Citigroup Inc in the amount of $96,081,000 and Wachovia Corporation in the amount of $40,037,000 and debt securities of Bank of America Corp in the amount of $21,099,000.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.


Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In addition, the fund's list of top 10 portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require


                        American Mutual Fund -- Page 25
such information for legitimate business and fund oversight purposes may receive such information earlier.


Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable. Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.


The authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the fund's investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to fund service providers for legitimate business and fund oversight purposes) until such holdings have been made public on the American Funds website, helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous


                        American Mutual Fund -- Page 26
day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the


                        American Mutual Fund -- Page 27

Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not


                        American Mutual Fund -- Page 28
more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.


     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign


                        American Mutual Fund -- Page 29
     currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain


                        American Mutual Fund -- Page 30
     the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends. Interest income from bonds and


                        American Mutual Fund -- Page 31
     money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


                        American Mutual Fund -- Page 32

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR INVESTMENT ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.


                        American Mutual Fund -- Page 33

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           155 Fifth Street, Sixth Floor
           San Francisco, CA 94106
           (ABA #121000248)


           For credit to the account of American Funds Service Company a/c# 4600-076178
           (fund name)
           (your fund acct. no.)

     You may obtain your account number by calling 800/421-1080. Please indicate an investment dealer on the account.

All investments are subject to the purchase minimums and maximums described in the prospectus. The fund and the Principal Underwriter reserve the right to reject any purchase order.


Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASES BY RETIREMENT PLANS -- Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail nonretirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct/SM/ recordkeeping programs. Class B and C shares are not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans and money purchase pension and profit-sharing plans.


EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds


                        American Mutual Fund -- Page 34
money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.


OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


                                 SALES CHARGES

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.


                        American Mutual Fund -- Page 35

The initial sales charge paid by you on investments in Class A shares, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the prospectus due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.


Any contingent deferred sales charge paid by you on investments in Class B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described in the prospectus due to rounding.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares without a sales charge. Individual 403(b) plans may be treated similarly to employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if:
     (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.


     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

     (3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the


                        American Mutual Fund -- Page 36

          Principal Underwriter (and their spouses, parents and children), and plans for such persons;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.


DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus and statement of additional information) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


                        American Mutual Fund -- Page 37

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.


                        American Mutual Fund -- Page 38

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     - individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below) or single-participant Keogh-type plan;

     - business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     - trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

     - endowments or foundations established and controlled by you or your immediate family; or

     - CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     - for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

     - for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A purchases not subject to sales charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts


                        American Mutual Fund -- Page 39
     and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the current value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     - Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     - Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP


                        American Mutual Fund -- Page 40
          should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     - in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     - in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     - in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.


                    ROLLOVERS FROM RETIREMENT PLANS TO IRAS

As noted in the prospectus, assets from retirement plans may be invested in Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

..    Rollovers to IRAs from 403(b) plans with Capital Bank and Trust  Company as custodian; and

..    Rollovers to IRAs that are attributable to American Funds  investments,  if they meet the following three requirements:

     -- The retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as
          PlanPremier,/(R)/ Recordkeeper Direct/(R)/ or Recordkeeper Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company.

     -- The plan's assets were invested in American Funds at the time of distribution.

     -- The plan's assets are rolled over to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.


                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


                        American Mutual Fund -- Page 41

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and


                        American Mutual Fund -- Page 42

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


                        American Mutual Fund -- Page 43

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for American Funds money market funds by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card. Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.


REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent. Certificates are not available for the 529 or R share classes.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent,


                        American Mutual Fund -- Page 44
and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $8,564,000 for Class A shares and $385,000 for Class B shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as counsel for the fund and for Directors who are not "interested persons" (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on October 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term


                        American Mutual Fund -- Page 45
trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform its contract with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."


OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- OCTOBER 31, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $25.10
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $26.63


FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.



                        American Mutual Fund -- Page 46

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409




                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.




                        American Mutual Fund -- Page 47

(This page left intentionally blank for filing.)

                        American Mutual Fund -- Page 48

[logo - American Funds (r)]

AMERICAN MUTUAL FUND
Investment portfolio

October 31, 2004

                                                                                                                 Market value
COMMON STOCKS -- 84.96%                                                                               Shares            (000)


ENERGY -- 8.48%
Ashland Inc.                                                                                       1,700,000     $     97,954
ChevronTexaco Corp.                                                                                3,188,900          169,203
ConocoPhillips                                                                                     1,916,589          161,588
Devon Energy Corp.                                                                                 2,000,000          147,940
Exxon Mobil Corp.                                                                                  3,485,000          171,532
Marathon Oil Corp.                                                                                 4,400,000          167,684
Schlumberger Ltd.                                                                                    440,200           27,706
Sunoco, Inc.                                                                                       1,606,200          119,437
Unocal Corp.                                                                                       2,580,400          107,732
                                                                                                                    1,170,776

MATERIALS -- 4.56%
Air Products and Chemicals, Inc.                                                                   1,466,200           77,973
Dow Chemical Co.                                                                                   1,703,000           76,533
Georgia-Pacific Corp., Georgia-Pacific Group                                                       1,900,000           65,721
International Paper Co.                                                                            2,250,000           86,647
MeadWestvaco Corp.                                                                                 4,588,000          144,660
PPG Industries, Inc.                                                                                 750,000           47,812
Praxair, Inc.                                                                                      1,400,000           59,080
Sonoco Products Co.                                                                                1,500,000           39,975
Weyerhaeuser Co.                                                                                     500,000           31,320
                                                                                                                      629,721

INDUSTRIALS -- 9.45%
Boeing Co.                                                                                           750,000           37,425
Burlington Northern Santa Fe Corp.                                                                 1,200,000           50,172
Caterpillar Inc.                                                                                     350,000           28,189
Emerson Electric Co.                                                                               1,200,000           76,860
General Dynamics Corp.                                                                               185,000           18,892
General Electric Co.                                                                               7,650,000          261,018
Lockheed Martin Corp.                                                                              1,500,000           82,635
Norfolk Southern Corp.                                                                             6,406,500          217,501
Northrop Grumman Corp.                                                                             2,400,000          124,200
Pitney Bowes Inc.                                                                                  1,600,000           70,000
Raytheon Co.                                                                                       1,000,000           36,480
ServiceMaster Co.                                                                                  5,600,000           71,904
Tyco International Ltd.                                                                            3,700,000          115,255
Union Pacific Corp.                                                                                  350,000           22,039
United Technologies Corp.                                                                          1,000,000           92,820
                                                                                                                    1,305,390

CONSUMER DISCRETIONARY -- 9.55%
Carnival Corp., units                                                                              2,325,000      $   117,552
Dana Corp.                                                                                         2,170,000           32,355
Delphi Corp.                                                                                      11,383,300           95,734
Dow Jones & Co., Inc.                                                                                 96,800            4,283
Federated Department Stores, Inc.                                                                  1,000,000           50,450
Gap, Inc.                                                                                            800,000           15,984
General Motors Corp.                                                                               4,814,800          185,611
Genuine Parts Co.                                                                                  1,800,000           71,802
J.C. Penney Co., Inc.                                                                              1,543,000           53,372
Knight-Ridder, Inc.                                                                                  500,000           34,265
Leggett & Platt, Inc.                                                                              2,750,000           77,357
Lowe's Companies, Inc.                                                                               810,000           45,587
Magna International Inc., Class A                                                                  1,780,000          129,851
May Department Stores Co.                                                                          1,350,000           35,181
McDonald's Corp.                                                                                   1,000,000           29,150
Newell Rubbermaid Inc.                                                                               500,000           10,780
NIKE, Inc., Class B                                                                                  150,000           12,197
Target Corp.                                                                                       1,700,000           85,034
TJX Companies, Inc.                                                                                5,850,000          140,283
VF Corp.                                                                                           1,150,000           61,904
Walt Disney Co.                                                                                    1,200,000           30,264
                                                                                                                    1,318,996

CONSUMER STAPLES -- 5.45%
Albertson's, Inc.                                                                                  2,700,000           61,587
Avon Products, Inc.                                                                                2,335,000           92,349
Coca-Cola Co.                                                                                      2,108,300           85,723
General Mills, Inc.                                                                                1,345,000           59,516
H.J. Heinz Co.                                                                                     3,500,000          127,225
Kimberly-Clark Corp.                                                                               1,110,000           66,234
Kraft Foods Inc., Class A                                                                            700,000           23,317
PepsiCo, Inc.                                                                                        650,000           32,227
Procter & Gamble Co.                                                                                 800,000           40,944
Sara Lee Corp.                                                                                     1,300,000           30,264
Walgreen Co.                                                                                       1,900,000           68,191
Wal-Mart Stores, Inc.                                                                              1,200,000           64,704
                                                                                                                      752,281

HEALTH CARE -- 8.95%
Abbott Laboratories                                                                                5,100,000          217,413
Aetna Inc.                                                                                           295,000           28,025
Applera Corp. - Applied Biosystems Group                                                           1,176,700           22,451
Becton, Dickinson and Co.                                                                          1,200,000           63,000
Bristol-Myers Squibb Co.                                                                           7,507,200          175,894
CIGNA Corp.                                                                                          400,000           25,384
Eli Lilly and Co.                                                                                  3,330,000          182,850
Johnson & Johnson                                                                                  1,750,000          102,165
McKesson Corp.                                                                                     2,500,000           66,650
Merck & Co., Inc.                                                                                  2,000,000           62,620
Pfizer Inc                                                                                         3,358,100           97,217
Schering-Plough Corp.                                                                              1,471,700           26,653
Wyeth                                                                                              4,198,000          166,451
                                                                                                                    1,236,773

FINANCIALS -- 17.77%
Allstate Corp.                                                                                     1,200,000     $     57,708
American Express Co.                                                                                 750,000           39,802
American International Group, Inc.                                                                 2,329,000          141,394
Aon Corp.                                                                                          2,250,000           45,922
Bank of America Corp.                                                                              5,126,132          229,599
Bank of New York Co., Inc.                                                                         2,450,000           79,527
Citigroup Inc.                                                                                     2,165,441           96,081
Fannie Mae                                                                                         4,035,000          283,055
Freddie Mac                                                                                        2,900,000          193,140
J.P. Morgan Chase & Co.                                                                            5,446,000          210,216
Jefferson-Pilot Corp.                                                                              2,150,000          103,823
Lincoln National Corp.                                                                             1,167,900           51,154
Marsh & McLennan Companies, Inc.                                                                   1,567,300           43,352
National City Corp.                                                                                1,050,000           40,918
PNC Financial Services Group, Inc.                                                                   715,000           37,395
Regions Financial Corp.                                                                            2,250,000           78,930
St. Paul Travelers Companies, Inc.                                                                 4,950,000          168,102
SunTrust Banks, Inc.                                                                               1,475,000          103,810
U.S. Bancorp                                                                                       2,650,000           75,817
UnumProvident Corp.                                                                                8,150,000          111,329
Wachovia Corp.                                                                                       813,600           40,037
Washington Mutual, Inc.                                                                            3,200,000          123,872
Wells Fargo & Co.                                                                                  1,668,750           99,658
                                                                                                                    2,454,641

INFORMATION TECHNOLOGY -- 7.50%
Automatic Data Processing, Inc.                                                                    2,400,000          104,136
Electronic Data Systems Corp.                                                                      4,481,000           95,311
Hewlett-Packard Co.                                                                               10,300,000          192,198
Intel Corp.                                                                                        1,800,000           40,068
International Business Machines Corp.                                                              3,210,000          288,097
Linear Technology Corp.                                                                            1,050,000           39,774
Microchip Technology Inc.                                                                          3,500,000          105,875
Microsoft Corp.                                                                                    2,900,000           81,171
Texas Instruments Inc.                                                                             3,650,000           89,243
                                                                                                                    1,035,873

TELECOMMUNICATION SERVICES -- 6.51%
ALLTEL Corp.                                                                                       1,000,000           54,930
AT&T Corp.                                                                                         8,834,600          151,160
BellSouth Corp.                                                                                    8,900,000          237,363
SBC Communications Inc.                                                                            5,700,000          143,982
Sprint Corp. - FON Group                                                                          10,507,000          220,122
Verizon Communications Inc.                                                                        2,350,000           91,885
                                                                                                                      899,442

UTILITIES -- 5.63%
Ameren Corp.                                                                                         300,000           14,400
American Electric Power Co., Inc.                                                                  3,700,000          121,841
Dominion Resources, Inc.                                                                             850,000           54,672
Duke Energy Corp.                                                                                  4,800,000          117,744
Exelon Corp.                                                                                       1,623,400           64,319
FirstEnergy Corp.                                                                                    910,000           37,610
FPL Group, Inc.                                                                                      450,000           31,005
Progress Energy, Inc.                                                                              1,550,000           64,015
Public Service Enterprise Group Inc.                                                                 800,000           34,072
Questar Corp.                                                                                      1,500,000           72,000
Southern Co.                                                                                       2,700,000           85,293
Xcel Energy Inc.                                                                                   4,745,000           81,140
                                                                                                                      778,111

MISCELLANEOUS -- 1.11%
Other common stocks in initial period of acquisition                                                                  152,524


TOTAL COMMON STOCKS (cost: $9,689,383,000)                                                                         11,734,528




                                                                                         Shares or principal
CONVERTIBLE SECURITIES -- 1.03%                                                                       amount


INDUSTRIALS -- 0.11%
Tyco International Group SA, Series B, 3.125% convertible debentures 2023                        $10,000,000           15,062


FINANCIALS -- 0.08%
Chubb Corp. 7.00% convertible preferred 2005                                                         400,000 units     11,176


TELECOMMUNICATION SERVICES -- 0.17%
ALLTEL Corp. 7.75% convertible preferred 2005                                                        465,900 units     23,621


UTILITIES -- 0.25%
Ameren Corp. 9.75% ACES convertible preferred 2005                                                 1,200,000 units     34,680


MISCELLANEOUS -- 0.42%
Other convertible securities in initial period of acquisition                                                          57,543


TOTAL CONVERTIBLE SECURITIES (cost: $139,604,000)                                                                     142,082




                                                                                            Principal amount
BONDS AND NOTES -- 1.54%                                                                               (000)


UTILITIES -- 0.08%
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                           $9,960           10,426


MORTGAGE-BACKED OBLIGATIONS -- 0.07%
Fannie Mae 6.00% 2017(1)                                                                               9,077            9,542


GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -- 1.39%
Fannie Mae 6.00% 2005                                                                                160,000          166,421
Fannie Mae 5.00% 2007                                                                                 25,000           26,135
                                                                                                                      192,556

TOTAL BONDS AND NOTES (cost: $206,656,000)                                                                            212,524





SHORT-TERM SECURITIES -- 12.24%


Abbott Laboratories Inc. 1.75%-1.86% due 11/18-12/7/2004(2)                                           48,700           48,637
AIG Funding, Inc. 1.79% due 11/29/2004                                                                22,000           21,968
American Express Credit Corp. 1.75% due 11/23/2004                                                    34,300           34,262
Bank of America Corp. 1.62% due 11/1/2004                                                             21,100           21,099
BellSouth Corp. 1.82% due 11/9/2004(2)                                                                50,000           49,977
Citicorp 2.00%-2.05% due 12/14/2004-1/4/2005                                                          80,000           79,758
Coca-Cola Co. 1.72%-1.86% due 11/5-12/20/2004                                                         41,400           41,329
DuPont (E.I.) de Nemours & Co. 1.72%-1.84% due 11/10-12/8/2004                                       147,800          147,626
Eli Lilly and Co. 1.69% due 11/8/2004(2)                                                              12,500           12,495
Federal Farm Credit Banks 1.81%-1.94% due 12/2/2004-1/20/2005                                         48,500           48,356
Federal Home Loan Bank 1.60%-1.98% due 11/9/2004-1/21/2005                                           141,500          141,131
Freddie Mac 1.80%-1.84% due 12/1-12/7/2004                                                           104,700          104,526
Gannett Co. 1.74% due 11/19/2004(2)                                                                   40,700           40,663
Harvard University 1.83% due 12/13/2004                                                               20,000           19,956
IBM Capital Inc. 1.955% due 1/7/2005(2)                                                               48,000           47,812
International Bank for Reconstruction and Development 1.88% due 12/27/2004                            40,000           39,881
Minnesota Mining and Manufacturing Co. 1.72% due 11/3-11/5/2004                                       35,000           34,993
New Center Asset Trust Plus 1.64% due 11/2/2004                                                       25,000           24,998
PepsiCo Inc. 1.74% due 11/8/2004(2)                                                                   25,000           24,990
Pfizer Inc 1.66%-1.84% due 11/3-12/27/2004(2)                                                        108,400          108,258
Procter & Gamble Co. 1.60%-1.97% due 11/4/2004-1/21/2005(2)                                          139,500          139,272
State Street Bank & Trust 1.96% due 12/28/2004                                                        40,000           39,999
Tenessee Valley Authority 1.77% due 12/16/2004                                                        25,000           24,939
Triple-A One Funding Corp. 2.03% due 1/24/2005(2)                                                     29,900           29,749
U.S. Treasury Bills 1.545%-1.785% due 11/26/2004-1/20/2005                                            30,400           30,337
United Parcel Service Inc. 1.70% due 11/12/2004                                                       25,000           24,986
Variable Funding Capital Corp. 1.71%-1.82% due 11/9-11/23/2004(2)                                     88,500           88,413
Wal-Mart Stores Inc. 1.74%-1.91% due 11/9-12/7/2004(2)                                               103,800          103,682
Wells Fargo & Co. 1.87%-1.91% due 12/3-12/6/2004                                                     116,400          116,286


TOTAL SHORT-TERM SECURITIES (cost: $1,690,430,000)                                                                  1,690,378

TOTAL INVESTMENT SECURITIES (cost: $11,726,073,000)                                                                13,779,512
Other assets less liabilities                                                                                          32,612

NET ASSETS                                                                                                        $13,812,124

Miscellaneous   securities   include   holdings  in  their  initial  periods  of
acquisition that have not previously been publicly disclosed.

(1) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(2) Restricted security that can be resold only to institutional investors. In practice, these securities are typically as liquid as unrestricted securities in the portfolio. The total value of all restricted securities was $693,948,000, which represented 5.02% of the net assets of the fund.

                                                                                               Shares         Market      Percent
                                                                                                               value       of net
COMMON STOCKS  - 84.96%                                                                                        (000)       assets

ENERGY  - 8.80%
ChevronTexaco Corp.                                                                         3,188,900       $169,203        1.23%
ConocoPhillips                                                                              1,916,589        161,588         1.17
Devon Energy Corp.                                                                          2,000,000        147,940         1.07
Exxon Mobil Corp.                                                                           3,485,000        171,532         1.24
Marathon Oil Corp.                                                                          4,400,000        167,684         1.21
Sunoco, Inc.                                                                                1,606,200        119,437          .87
Unocal Corp.                                                                                2,580,400        107,732          .78
Other securities                                                                                             170,108         1.23
                                                                                                           1,215,224         8.80

MATERIALS  - 4.82%
MeadWestvaco Corp.                                                                          4,588,000        144,660         1.05
Other securities                                                                                             520,811         3.77
                                                                                                             665,471         4.82

INDUSTRIALS  - 9.70%
General Electric Co.                                                                        7,650,000        261,018         1.89
Norfolk Southern Corp.                                                                      6,406,500        217,501         1.58
Northrop Grumman Corp.                                                                      2,400,000        124,200          .90
Tyco International Ltd.                                                                     3,700,000        115,255          .83
Other securities                                                                                             621,592         4.50
                                                                                                           1,339,566         9.70

CONSUMER DISCRETIONARY  - 9.68%
Carnival Corp., units                                                                       2,325,000        117,552          .85
General Motors Corp.                                                                        4,814,800        185,611         1.34
Magna International Inc., Class A                                                           1,780,000        129,851          .94
TJX Companies, Inc.                                                                         5,850,000        140,283         1.02
Other securities                                                                                             763,209         5.53
                                                                                                           1,336,506         9.68

CONSUMER STAPLES  - 5.45%
H.J. Heinz Co.                                                                              3,500,000        127,225          .92
Procter & Gamble Co.                                                                          800,000         40,944          .30
Wal-Mart Stores, Inc.                                                                       1,200,000         64,704          .47
Other securities                                                                                             519,408         3.76
                                                                                                             752,281         5.45

HEALTH CARE  - 8.95%
Abbott Laboratories                                                                         5,100,000        217,413         1.58
Bristol-Myers Squibb Co.                                                                    7,507,200        175,894         1.27
Eli Lilly and Co.                                                                           3,330,000        182,850         1.32
Johnson & Johnson                                                                           1,750,000        102,165          .74
Pfizer Inc                                                                                  3,358,100         97,217          .70
Wyeth                                                                                       4,198,000        166,451         1.21
Other securities                                                                                             294,783         2.13
                                                                                                           1,236,773         8.95

FINANCIALS  - 17.77%
American International Group, Inc.                                                          2,329,000        141,394         1.02
Bank of America Corp.                                                                       5,126,132        229,599         1.66
Citigroup Inc.                                                                              2,165,441         96,081          .69
Fannie Mae                                                                                  4,035,000        283,055         2.05
Freddie Mac                                                                                 2,900,000        193,140         1.40
J.P. Morgan Chase & Co.                                                                     5,446,000        210,216         1.52
Jefferson-Pilot Corp.                                                                       2,150,000        103,823          .75
St. Paul Travelers Companies, Inc.                                                          4,950,000        168,102         1.22
SunTrust Banks, Inc.                                                                        1,475,000        103,810          .75
UnumProvident Corp.                                                                         8,150,000        111,329          .81
Washington Mutual, Inc.                                                                     3,200,000        123,872          .90
Wells Fargo & Co.                                                                           1,668,750         99,658          .72
Other securities                                                                                             590,562         4.28
                                                                                                           2,454,641        17.77

INFORMATION TECHNOLOGY  - 7.65%
Automatic Data Processing, Inc.                                                             2,400,000        104,136          .75
Hewlett-Packard Co.                                                                        10,300,000        192,198         1.39
International Business Machines Corp.                                                       3,210,000        288,097         2.09
Microchip Technology Inc.                                                                   3,500,000        105,875          .77
Other securities                                                                                             366,207         2.65
                                                                                                           1,056,513         7.65

TELECOMMUNICATION SERVICES  - 6.51%
AT&T Corp.                                                                                  8,834,600        151,160         1.09
BellSouth Corp.                                                                             8,900,000        237,363         1.72
SBC Communications Inc.                                                                     5,700,000        143,982         1.04
Sprint Corp. - FON Group                                                                   10,507,000        220,122         1.59
Other securities                                                                                             146,815         1.07
                                                                                                             899,442         6.51

UTILITIES  - 5.63%
American Electric Power Co., Inc.                                                           3,700,000        121,841          .88
Duke Energy Corp.                                                                           4,800,000        117,744          .85
Other securities                                                                                             538,526         3.90
                                                                                                             778,111         5.63


TOTAL COMMON STOCKS (cost: $9,689,383,000)                                                                11,734,528        84.96



                                                                                                              Market      Percent
                                                                                                               value       of net
CONVERTIBLE SECURITIES  - 1.03%                                                                                 (000)      assets


TOTAL CONVERTIBLE SECURITIES (cost: $139,604,000)                                                           $142,082        1.03%



                                                                                            Principal         Market      Percent
                                                                                               amount          value       of net
BONDS AND NOTES  - 1.54%                                                                        (000)          (000)       assets

MORTGAGE-BACKED OBLIGATIONS - 0.07%
Fannie Mae 6.00% 2017 (1)                                                                      $9,077          9,542          .07

GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 1.39%
Fannie Mae 6.00% 2005                                                                         160,000        166,421
Fannie Mae 5.00% 2007                                                                          25,000         26,135         1.39
                                                                                                             192,556         1.39

OTHER - 0.08%                                                                                                 10,426          .08


TOTAL BONDS AND NOTES (cost: $206,656,000)                                                                   212,524         1.54



                                                                                            Principal         Market      Percent
                                                                                               amount          value       of net
SHORT-TERM SECURITIES  - 12.24%                                                                 (000)          (000)       assets

Abbott Laboratories Inc. 1.75%-1.86% due 11/18-12/7/2004 (2)                                   48,700         48,637          .35
AIG Funding, Inc. 1.79% due 11/29/2004                                                         22,000         21,968          .16
Bank of America Corp. 1.62% due 11/1/2004                                                      21,100         21,099          .15
BellSouth Corp. 1.82% due 11/9/2004 (2)                                                        50,000         49,977          .36
Citicorp 2.00%-2.05% due 12/14/2004-1/4/2005                                                   80,000         79,758          .58
DuPont (E.I.) de Nemours & Co. 1.72%-1.84% due 11/10-12/8/2004                                147,800        147,626         1.07
Eli Lilly and Co. 1.69% due 11/8/2004 (2)                                                      12,500         12,495          .09
Federal Home Loan Bank 1.60%-1.98% due 11/9/2004-1/21/2005                                    141,500        141,131         1.02
Freddie Mac 1.80%-1.84% due 12/1-12/7/2004                                                    104,700        104,526          .76
IBM Capital Inc. 1.955% due 1/7/2005 (2)                                                       48,000         47,812          .35
New Center Asset Trust Plus 1.64% due 11/2/2004                                                25,000         24,998          .18
Pfizer Inc 1.66%-1.84% due 11/3-12/27/2004 (2)                                                108,400        108,258          .78
Procter & Gamble Co. 1.60%-1.97% due 11/4/2004-1/21/2005 (2)                                  139,500        139,272         1.01
Wal-Mart Stores Inc. 1.74%-1.91% due 11/9-12/7/2004 (2)                                       103,800        103,682          .75
Wells Fargo & Co. 1.87%-1.91% due 12/3-12/6/2004                                              116,400        116,286          .84
Other securities                                                                                             522,853         3.79

TOTAL SHORT-TERM SECURITIES (cost: $1,690,430,000)                                                         1,690,378        12.24


TOTAL INVESTMENT SECURITIES (cost: $11,726,073,000)                                                       13,779,512        99.77
Other assets less liabilities                                                                                 32,612          .23

NET ASSETS                                                                                               $13,812,124      100.00%

"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

(1) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(2) Restricted security that can be resold only to institutional investors.
    In practice, these securities are typically as liquid as unrestricted securities in the portfolio. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $693,948,000, which represented 5.02% of the net assets of the fund.

See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2004                           (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $11,726,073)                                                          $13,779,512
 Cash                                                                                                                 404
 Receivables for:
  Sales of investments                                                                  $1,802
  Sales of fund's shares                                                                29,293
  Dividends and interest                                                                32,192                     63,287
                                                                                                               13,843,203
LIABILITIES:
 Payables for:
  Purchases of investments                                                              11,268
  Repurchases of fund's shares                                                           9,645
  Investment advisory services                                                           2,922
  Services provided by affiliates                                                        5,798
  Deferred Directors' compensation                                                       1,419
  Other fees and expenses                                                                   27                     31,079
NET ASSETS AT OCTOBER 31, 2004                                                                                $13,812,124

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                   $11,732,440
 Undistributed net investment income                                                                               34,159
 Accumulated net realized loss                                                                                     (7,914)
 Net unrealized appreciation                                                                                    2,053,439
NET ASSETS AT OCTOBER 31, 2004                                                                                $13,812,124

Total authorized capital stock - 750,000 shares, $0.001 par value (550,712 total shares outstanding)

                                                                                                                 Net asset value
                                                                              Net assets   Shares outstanding      per share (1)

Class A                                                                      $12,043,641              479,890             $25.10
Class B                                                                          497,285               19,936              24.94
Class C                                                                          500,118               20,081              24.90
Class F                                                                          324,085               12,943              25.04
Class 529-A                                                                       98,718                3,938              25.07
Class 529-B                                                                       24,536                  982              25.00
Class 529-C                                                                       33,076                1,323              25.00
Class 529-E                                                                        5,553                  222              25.02
Class 529-F                                                                        1,793                   71              25.08
Class R-1                                                                         10,087                  404              24.97
Class R-2                                                                         64,352                2,579              24.95
Class R-3                                                                        112,560                4,503              25.00
Class R-4                                                                         34,551                1,379              25.06
Class R-5                                                                         61,769                2,461              25.10

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $26.63 and $26.60, respectively.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended October 31, 2004                     (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding tax of $372)                                                $272,105
  Interest                                                                                             46,487          $318,592

 Fees and expenses:
  Investment advisory services                                                                         33,954
  Distribution services                                                                                35,198
  Transfer agent services                                                                               8,949
  Administrative services                                                                               2,046
  Reports to shareholders                                                                                 416
  Registration statement and prospectus                                                                   561
  Postage, stationery and supplies                                                                        942
  Directors' compensation                                                                                 387
  Auditing and legal                                                                                      159
  Custodian                                                                                               103
  State and local taxes                                                                                    96
  Other                                                                                                    79
  Total expenses before reimbursement/waiver                                                           82,890
   Reimbursement/waiver of expenses                                                                       457            82,433
 Net investment income                                                                                                  236,159

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 Net realized gain on investments                                                                                           782
 Net unrealized appreciation on investments                                                                             971,758
  Net realized gain and unrealized appreciation on investments                                                          972,540
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $1,208,699

See Notes to Financial Statements



STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                                       Year ended October 31
                                                                                                         2004              2003
OPERATIONS:
 Net investment income                                                                               $236,159          $207,510
 Net realized gain on investments                                                                         782            58,818
 Net unrealized appreciation on investments                                                           971,758         1,374,180
  Net increase in net assets resulting from operations                                              1,208,699         1,640,508

DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
 Dividends from net investment income                                                                (224,102)         (219,640)
 Distributions from net realized gain on investments                                                  (42,043)         (126,094)
  Total dividends and distributions paid to shareholders                                             (266,145)         (345,734)

CAPITAL SHARE TRANSACTIONS                                                                          2,178,397         1,221,104

TOTAL INCREASE IN NET ASSETS                                                                        3,120,951         2,515,878

NET ASSETS:
 Beginning of year                                                                                 10,691,173         8,175,295
 End of year (including undistributed
  net investment income: $34,159 and $22,508, respectively)                                       $13,812,124       $10,691,173

See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, growth of capital and conservation of principal - through investments in companies that participate in the growth of the American economy.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
Share class             Initial sales charge Contingent deferred sales  Conversion feature charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes A and 529-A     Up to 5.75%          None (except 1% for        None
                                             certain redemptions
                                             within one year of
                                             purchase without an
                                             initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes B and 529-B     None                 Declines from 5% to zero   Classes B and 529-B convert to
                                             for redemptions within     classes A and 529-A,
                                             six years of purchase      respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class C                 None                 1% for redemptions within  Class C converts to Class F
                                             one year of purchase       after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-C             None                 1% for redemptions within  None
                                             one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-E             None                 None                       None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes F and 529-F     None                 None                       None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,  None                 None                       None
R-4 and R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          TAXATION - Dividend income is recorded net of non-U.S. taxes paid.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and paydowns on investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of October 31, 2004, the cost of investment securities for federal income tax purposes was $11,733,241,000.

During the year ended October 31, 2004, the fund reclassified $70,000 from undistributed net investment income to additional paid-in capital and $336,000 from undistributed net investment income to undistributed capital gains to align financial reporting with tax reporting.

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income
                                                                                                $35,579
Gross unrealized appreciation on investment securities                                        2,417,222
Gross unrealized depreciation on investment securities                                         (370,951)
Net unrealized appreciation on investment securities                                          2,046,271

During the year ended October 31, 2004, the fund realized, on a tax basis, a net capital gain of $562,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                                                                            Year ended October 31, 2004
                                                         Ordinary income      Long-term capital gains  Total distributions paid
Share class
Class A                                                        $ 206,064                     $ 38,064                 $ 244,128
Class B                                                            4,617                        1,279                     5,896
Class C                                                            4,073                        1,110                     5,183
Class F                                                            4,386                          683                     5,069
Class 529-A                                                        1,349                          212                     1,561
Class 529-B                                                          180                           57                       237
Class 529-C                                                          234                           69                       303
Class 529-E                                                           62                           12                        74
Class 529-F                                                           20                            3                        23
Class R-1                                                             53                           16                        69
Class R-2                                                            517                          133                       650
Class R-3                                                            952                          142                     1,094
Class R-4                                                            391                           63                       454
Class R-5                                                          1,204                          200                     1,404
Total                                                          $ 224,102                     $ 42,043                 $ 266,145




                                                                                   Year ended October 31, 2003
                                                         Ordinary income      Long-term capital gains  Total distributions paid
Share class
Class A                                                        $ 207,630                    $ 119,662                 $ 327,292
Class B                                                            3,782                        2,525                     6,307
Class C                                                            2,785                        1,735                     4,520
Class F                                                            2,439                          914                     3,353
Class 529-A                                                          808                          329                     1,137
Class 529-B                                                          136                           84                       220
Class 529-C                                                          158                           96                       254
Class 529-E                                                           38                           14                        52
Class 529-F                                                            7                            1                         8
Class R-1                                                             25                            3                        28
Class R-2                                                            247                           52                       299
Class R-3                                                            293                           43                       336
Class R-4                                                            101                            4                       105
Class R-5                                                          1,191                          632                     1,823
Total                                                          $ 219,640                    $ 126,094                 $ 345,734


3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.384% on the first $1 billion of month-end net assets and decreasing to 0.240% on such assets in excess of $8 billion. The Board of Directors approved an amended agreement effective April 1, 2004, continuing the series of rates to include an additional annual rate of 0.230% on month-end net assets in excess of $13 billion. During the year ended October 31, 2004, CRMC reduced investment advisory services fees by $305,000. As a result, the fee shown on the accompanying financial statements of $33,954,000, which was equivalent to an annualized rate of 0.274%, was reduced to $33,649,000, or 0.271% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended October 31, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2 and R-3. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended October 31, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class A                 $25,167            $8,564     Not applicable      Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class B                   4,124               385     Not applicable      Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class C                   3,885     Included                    $583                 $85       Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class F                     622     Included                     373                  28       Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class 529-A                 116     Included                     115                  10                  $76
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class 529-B                 198     Included                      30                   9                   20
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class 529-C                 255     Included                      38                   9                   26
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class 529-E                  22     Included                       7                   1                    5
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class 529-F                   3     Included                       2                  -*                    1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class R-1                    55     Included                       8                   4       Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class R-2                   367     Included                      73                 281       Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class R-3                   328     Included                      98                  70       Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class R-4                    56     Included                      33                   2       Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
         Class R-5        Not applicable     Included                      58                   1       Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $35,198          $8,949             $1,418              $500                 $128
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $238,000 in current fees (either paid in cash or deferred) and a net increase of $149,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                              Reinvestments of
Share class                                                                    Sales(1)                 dividends and distributions
                                                                          Amount        Shares                Amount        Shares
Year ended October 31, 2004
Class A                                                              $ 2,249,778        91,778             $ 223,459         9,214
Class B                                                                  179,897         7,391                 5,661           236
Class C                                                                  245,538        10,093                 4,919           204
Class F                                                                  184,317         7,536                 4,602           189
Class 529-A                                                               44,044         1,801                 1,561            64
Class 529-B                                                                9,686           398                   237            10
Class 529-C                                                               16,215           664                   303            13
Class 529-E                                                                2,434           100                    75             3
Class 529-F                                                                1,058            43                    23             1
Class R-1                                                                  7,582           307                    69             3
Class R-2                                                                 35,768         1,465                   649            27
Class R-3                                                                 87,583         3,572                 1,080            44
Class R-4                                                                 21,888           891                   453            19
Class R-5                                                                 14,855           606                   786            32
Total net increase
   (decrease)                                                        $ 3,100,643       126,645             $ 243,877        10,059

Year ended October 31, 2003
Class A                                                              $ 1,409,403        66,442             $ 299,136        14,284
Class B                                                                  144,921         6,868                 6,063           290
Class C                                                                  156,020         7,345                 4,306           205
Class F                                                                  128,330         6,048                 3,041           143
Class 529-A                                                               27,278         1,286                 1,137            54
Class 529-B                                                                7,597           360                   220            10
Class 529-C                                                                9,213           435                   255            12
Class 529-E                                                                1,967            94                    52             2
Class 529-F                                                                  611            28                     7            -*
Class R-1                                                                  4,054           187                    28             1
Class R-2                                                                 30,736         1,453                   299            14
Class R-3                                                                 31,866         1,504                   334            15
Class R-4                                                                 15,321           700                   105             5
Class R-5                                                                  6,922           329                   955            46
Total net increase
   (decrease)                                                        $ 1,974,239        93,079             $ 315,938        15,081



Share class                                                                   Repurchases(1)                      Net increase
                                                                          Amount        Shares                Amount        Shares
Year ended October 31, 2004
Class A                                                               $ (991,735)      (40,523)          $ 1,481,502        60,469
Class B                                                                  (33,058)       (1,357)              152,500         6,270
Class C                                                                  (44,390)       (1,822)              206,067         8,475
Class F                                                                  (54,526)       (2,245)              134,393         5,480
Class 529-A                                                               (3,580)         (146)               42,025         1,719
Class 529-B                                                                 (680)          (28)                9,243           380
Class 529-C                                                               (1,648)          (67)               14,870           610
Class 529-E                                                                 (280)          (12)                2,229            91
Class 529-F                                                                  (55)           (2)                1,026            42
Class R-1                                                                 (1,822)          (75)                5,829           235
Class R-2                                                                 (7,664)         (314)               28,753         1,178
Class R-3                                                                (11,818)         (484)               76,845         3,132
Class R-4                                                                 (4,981)         (203)               17,360           707
Class R-5                                                                 (9,886)         (407)                5,755           231
Total net increase
   (decrease)                                                       $ (1,166,123)      (47,685)          $ 2,178,397        89,019

Year ended October 31, 2003
Class A                                                               $ (970,485)      (46,474)            $ 738,054        34,252
Class B                                                                  (25,604)       (1,231)              125,380         5,927
Class C                                                                  (26,105)       (1,253)              134,221         6,297
Class F                                                                  (30,043)       (1,418)              101,328         4,773
Class 529-A                                                               (1,654)          (78)               26,761         1,262
Class 529-B                                                                 (296)          (14)                7,521           356
Class 529-C                                                                 (453)          (22)                9,015           425
Class 529-E                                                                  (98)           (4)                1,921            92
Class 529-F                                                                   (4)            -*                  614            28
Class R-1                                                                   (575)          (25)                3,507           163
Class R-2                                                                 (4,041)         (191)               26,994         1,276
Class R-3                                                                 (4,763)         (223)               27,437         1,296
Class R-4                                                                   (955)          (44)               14,471           661
Class R-5                                                                 (3,997)         (190)                3,880           185
Total net increase
   (decrease)                                                       $ (1,069,073)      (51,167)          $ 1,221,104        56,993

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,638,267,000 and $1,778,088,000, respectively, during the year ended October 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2004, the custodian fee of $103,000 included $7,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)

                                                                                     Income (loss) from investment operations(2)
                                                                                                              Net
                                                                       Net asset                    gains (losses)
                                                                          value,            Net     on securities      Total from
                                                                       beginning     investment    (both realized      investment
                                                                       of period         income    and unrealized)     operations
Class A:
 Year ended 10/31/2004                                                    $23.17           $.48             $2.00           $2.48
 Year ended 10/31/2003                                                     20.20            .49              3.31            3.80
 Year ended 10/31/2002                                                     23.22            .49             (2.29)          (1.80)
 Year ended 10/31/2001                                                     24.36            .65               .19             .84
 Year ended 10/31/2000                                                     30.09            .80              (.74)            .06
Class B:
 Year ended 10/31/2004                                                     23.04            .29              1.98            2.27
 Year ended 10/31/2003                                                     20.11            .32              3.28            3.60
 Year ended 10/31/2002                                                     23.13            .32             (2.28)          (1.96)
 Year ended 10/31/2001                                                     24.30            .44               .21             .65
 Period from 3/15/2000 to 10/31/2000                                       21.78            .37              2.46            2.83
Class C:
 Year ended 10/31/2004                                                     23.01            .27              1.97            2.24
 Year ended 10/31/2003                                                     20.09            .30              3.28            3.58
 Year ended 10/31/2002                                                     23.12            .30             (2.28)          (1.98)
 Period from 3/15/2001 to 10/31/2001                                       23.48            .24              (.35)           (.11)
Class F:
 Year ended 10/31/2004                                                     23.12            .45              2.00            2.45
 Year ended 10/31/2003                                                     20.17            .46              3.30            3.76
 Year ended 10/31/2002                                                     23.20            .47             (2.30)          (1.83)
 Period from 3/15/2001 to 10/31/2001                                       23.54            .34              (.35)           (.01)
Class 529-A:
 Year ended 10/31/2004                                                     23.15            .45              2.00            2.45
 Year ended 10/31/2003                                                     20.20            .47              3.31            3.78
 Period from 2/19/2002 to 10/31/2002                                       23.31            .34             (3.07)          (2.73)
Class 529-B:
 Year ended 10/31/2004                                                     23.09            .24              1.99            2.23
 Year ended 10/31/2003                                                     20.16            .27              3.30            3.57
 Period from 2/19/2002 to 10/31/2002                                       23.31            .20             (3.06)          (2.86)
Class 529-C:
 Year ended 10/31/2004                                                     23.09            .24              1.99            2.23
 Year ended 10/31/2003                                                     20.16            .27              3.30            3.57
 Period from 2/20/2002 to 10/31/2002                                       23.54            .21             (3.30)          (3.09)
Class 529-E:
 Year ended 10/31/2004                                                     23.10            .37              1.99            2.36
 Year ended 10/31/2003                                                     20.16            .38              3.30            3.68
 Period from 3/7/2002 to 10/31/2002                                        24.93            .27             (4.67)          (4.40)
Class 529-F:
 Year ended 10/31/2004                                                     23.16            .43              2.00            2.43
 Year ended 10/31/2003                                                     20.22            .43              3.32            3.75
 Period from 9/17/2002 to 10/31/2002                                       20.63            .05              (.34)           (.29)




Financial highlights (1)                                           (continued)

                                                                                     Income (loss) from investment operations(2)
                                                                                                              Net
                                                                       Net asset                     gains(losses)
                                                                          value,            Net     on securities      Total from
                                                                       beginning     investment    (both realized      investment
                                                                       of period         income    and unrealized)     operations
Class R-1:
 Year ended 10/31/2004                                                    $23.06           $.26             $1.99           $2.25
 Year ended 10/31/2003                                                     20.17            .26              3.33            3.59
 Period from 6/11/2002 to 10/31/2002                                       23.56            .12             (3.29)          (3.17)
Class R-2:
 Year ended 10/31/2004                                                     23.05            .27              1.99            2.26
 Year ended 10/31/2003                                                     20.17            .29              3.28            3.57
 Period from 5/31/2002 to 10/31/2002                                       24.35            .14             (4.10)          (3.96)
Class R-3:
 Year ended 10/31/2004                                                     23.09            .37              1.99            2.36
 Year ended 10/31/2003                                                     20.18            .37              3.30            3.67
 Period from 6/6/2002 to 10/31/2002                                        23.70            .17             (3.44)          (3.27)
Class R-4:
 Year ended 10/31/2004                                                     23.14            .46              1.99            2.45
 Year ended 10/31/2003                                                     20.19            .44              3.32            3.76
 Period from 6/27/2002 to 10/31/2002                                       22.95            .17             (2.79)          (2.62)
Class R-5:
 Year ended 10/31/2004                                                     23.17            .53              2.00            2.53
 Year ended 10/31/2003                                                     20.21            .54              3.29            3.83
 Period from 5/15/2002 to 10/31/2002                                       24.66            .26             (4.43)          (4.17)




FINANCIAL HIGHLIGHTS (1)

                                                                                Dividends and distributions

                                                                        Dividends
                                                                        (from net  Distributions             Total      Net asset
                                                                       investment  (from capital     dividends and     value, end
                                                                          income)         gains)     distributions      of period
Class A:
 Year ended 10/31/2004                                                     $(.46)         $(.09)            $(.55)         $25.10
 Year ended 10/31/2003                                                      (.52)          (.31)             (.83)          23.17
 Year ended 10/31/2002                                                      (.57)          (.65)            (1.22)          20.20
 Year ended 10/31/2001                                                      (.72)         (1.26)            (1.98)          23.22
 Year ended 10/31/2000                                                      (.74)         (5.05)            (5.79)          24.36
Class B:
 Year ended 10/31/2004                                                      (.28)          (.09)             (.37)          24.94
 Year ended 10/31/2003                                                      (.36)          (.31)             (.67)          23.04
 Year ended 10/31/2002                                                      (.41)          (.65)            (1.06)          20.11
 Year ended 10/31/2001                                                      (.56)         (1.26)            (1.82)          23.13
 Period from 3/15/2000 to 10/31/2000                                        (.31)             -              (.31)          24.30
Class C:
 Year ended 10/31/2004                                                      (.26)          (.09)             (.35)          24.90
 Year ended 10/31/2003                                                      (.35)          (.31)             (.66)          23.01
 Year ended 10/31/2002                                                      (.40)          (.65)            (1.05)          20.09
 Period from 3/15/2001 to 10/31/2001                                        (.25)             -              (.25)          23.12
Class F:
 Year ended 10/31/2004                                                      (.44)          (.09)             (.53)          25.04
 Year ended 10/31/2003                                                      (.50)          (.31)             (.81)          23.12
 Year ended 10/31/2002                                                      (.55)          (.65)            (1.20)          20.17
 Period from 3/15/2001 to 10/31/2001                                        (.33)             -              (.33)          23.20
Class 529-A:
 Year ended 10/31/2004                                                      (.44)          (.09)             (.53)          25.07
 Year ended 10/31/2003                                                      (.52)          (.31)             (.83)          23.15
 Period from 2/19/2002 to 10/31/2002                                        (.38)             -              (.38)          20.20
Class 529-B:
 Year ended 10/31/2004                                                      (.23)          (.09)             (.32)          25.00
 Year ended 10/31/2003                                                      (.33)          (.31)             (.64)          23.09
 Period from 2/19/2002 to 10/31/2002                                        (.29)             -              (.29)          20.16
Class 529-C:
 Year ended 10/31/2004                                                      (.23)          (.09)             (.32)          25.00
 Year ended 10/31/2003                                                      (.33)          (.31)             (.64)          23.09
 Period from 2/20/2002 to 10/31/2002                                        (.29)             -              (.29)          20.16
Class 529-E:
 Year ended 10/31/2004                                                      (.35)          (.09)             (.44)          25.02
 Year ended 10/31/2003                                                      (.43)          (.31)             (.74)          23.10
 Period from 3/7/2002 to 10/31/2002                                         (.37)             -              (.37)          20.16
Class 529-F:
 Year ended 10/31/2004                                                      (.42)          (.09)             (.51)          25.08
 Year ended 10/31/2003                                                      (.50)          (.31)             (.81)          23.16
 Period from 9/17/2002 to 10/31/2002                                        (.12)             -              (.12)          20.22




Financial highlights (1)                                            (continued)

                                                                               Dividends and distributions

                                                                        Dividends
                                                                        (from net  Distributions             Total      Net asset
                                                                       investment  (from capital     dividends and     value, end
                                                                          income)         gains)     distributions      of period
Class R-1:
 Year ended 10/31/2004                                                     $(.25)         $(.09)            $(.34)         $24.97
 Year ended 10/31/2003                                                      (.39)          (.31)             (.70)          23.06
 Period from 6/11/2002 to 10/31/2002                                        (.22)             -              (.22)          20.17
Class R-2:
 Year ended 10/31/2004                                                      (.27)          (.09)             (.36)          24.95
 Year ended 10/31/2003                                                      (.38)          (.31)             (.69)          23.05
 Period from 5/31/2002 to 10/31/2002                                        (.22)             -              (.22)          20.17
Class R-3:
 Year ended 10/31/2004                                                      (.36)          (.09)             (.45)          25.00
 Year ended 10/31/2003                                                      (.45)          (.31)             (.76)          23.09
 Period from 6/6/2002 to 10/31/2002                                         (.25)             -              (.25)          20.18
Class R-4:
 Year ended 10/31/2004                                                      (.44)          (.09)             (.53)          25.06
 Year ended 10/31/2003                                                      (.50)          (.31)             (.81)          23.14
 Period from 6/27/2002 to 10/31/2002                                        (.14)             -              (.14)          20.19
Class R-5:
 Year ended 10/31/2004                                                      (.51)          (.09)             (.60)          25.10
 Year ended 10/31/2003                                                      (.56)          (.31)             (.87)          23.17
 Period from 5/15/2002 to 10/31/2002                                        (.28)             -              (.28)          20.21



FINANCIAL HIGHLIGHTS (1)


                                                                       Ratio of expenses to   Ratio of expenses to    Ratio of
                                                        Net assets,      average net assets     average net assets  net income
                                              Total   end of period    before reimbursement    after reimbursement  to average
                                          return (3)  (in millions)                 waiver             /waiver (4)  net assets
Class A:
 Year ended 10/31/2004                        10.81%        $12,044                    .60%                  .60%         1.97%
 Year ended 10/31/2003                        19.31           9,716                    .62                   .62          2.32
 Year ended 10/31/2002                        (8.42)          7,782                    .60                   .60          2.15
 Year ended 10/31/2001                         3.71           8,399                    .59                   .59          2.68
 Year ended 10/31/2000                         1.21           8,343                    .59                   .59          3.29
Class B:
 Year ended 10/31/2004                         9.92             497                   1.39                  1.39          1.18
 Year ended 10/31/2003                        18.32             315                   1.41                  1.41          1.49
 Year ended 10/31/2002                        (9.11)            156                   1.40                  1.40          1.40
 Year ended 10/31/2001                         2.88              59                   1.38                  1.38          1.80
 Period from 3/15/2000 to 10/31/2000          13.07              10                   1.38 (5)              1.38 (5)      2.33 (5)
Class C:
 Year ended 10/31/2004                         9.82             500                   1.47                  1.46          1.09
 Year ended 10/31/2003                        18.23             267                   1.49                  1.49          1.39
 Year ended 10/31/2002                        (9.20)            107                   1.48                  1.48          1.34
 Period from 3/15/2001 to 10/31/2001           (.48)             28                   1.48 (5)              1.48 (5)      1.64 (5)
Class F:
 Year ended 10/31/2004                        10.70             324                    .70                   .70          1.86
 Year ended 10/31/2003                        19.14             172                    .72                   .72          2.14
 Year ended 10/31/2002                        (8.57)             54                    .75                   .75          2.08
 Period from 3/15/2001 to 10/31/2001           (.05)             12                    .76 (5)               .76 (5)      2.30 (5)
Class 529-A:
 Year ended 10/31/2004                        10.70              99                    .71                   .71          1.85
 Year ended 10/31/2003                        19.19              51                    .67                   .67          2.22
 Period from 2/19/2002 to 10/31/2002         (11.88)             19                    .70 (5)               .70 (5)      2.25 (5)
Class 529-B:
 Year ended 10/31/2004                         9.72              24                   1.59                  1.59           .97
 Year ended 10/31/2003                        18.07              14                   1.61                  1.61          1.27
 Period from 2/19/2002 to 10/31/2002         (12.40)              5                   1.60 (5)              1.60 (5)      1.36 (5)
Class 529-C:
 Year ended 10/31/2004                         9.74              33                   1.58                  1.58           .98
 Year ended 10/31/2003                        18.09              16                   1.60                  1.60          1.28
 Period from 2/20/2002 to 10/31/2002         (13.25)              6                   1.59 (5)              1.59 (5)      1.38 (5)
Class 529-E:
 Year ended 10/31/2004                        10.32               6                   1.06                  1.06          1.50
 Year ended 10/31/2003                        18.72               3                   1.07                  1.07          1.80
 Period from 3/7/2002 to 10/31/2002          (17.78)              1                   1.05 (5)              1.05 (5)      1.95 (5)
Class 529-F:
 Year ended 10/31/2004                        10.58               2                    .81                   .80          1.75
 Year ended 10/31/2003                        19.03               1                    .82                   .82          1.99
 Period from 9/17/2002 to 10/31/2002          (1.42)              - (6)                .09                   .09           .26




Financial highlights (1)                                           (continued)



                                                                      Ratio of expenses to  Ratio of expenses to      Ratio of
                                                        Net assets,     average net assets    average net assets    net income
                                              Total   end of period   before reimbursement   after reimbursement    to average
                                             return    (in millions)               /waiver           /waiver (4)    net assets
Class R-1:
 Year ended 10/31/2004                         9.83%            $10                   1.51%                 1.49%         1.07%
 Year ended 10/31/2003                        18.19               4                   1.65                  1.50          1.18
 Period from 6/11/2002 to 10/31/2002         (13.50)              - (6)               1.24                   .58           .60
Class R-2:
 Year ended 10/31/2004                         9.86              64                   1.76                  1.45          1.10
 Year ended 10/31/2003                        18.10              32                   1.86                  1.47          1.35
 Period from 5/31/2002 to 10/31/2002         (16.31)              3                    .75                   .61           .67
Class R-3:
 Year ended 10/31/2004                        10.32             113                   1.05                  1.04          1.49
 Year ended 10/31/2003                        18.64              32                   1.14                  1.08          1.72
 Period from 6/6/2002 to 10/31/2002          (13.87)              2                    .53                   .43           .83
Class R-4:
 Year ended 10/31/2004                        10.69              34                    .70                   .70          1.86
 Year ended 10/31/2003                        19.14              16                    .73                   .72          2.03
 Period from 6/27/2002 to 10/31/2002         (11.43)              - (6)                .53                   .25           .84
Class R-5:
 Year ended 10/31/2004                        11.04              62                    .39                   .39          2.18
 Year ended 10/31/2003                        19.50              52                    .41                   .41          2.53
 Period from 5/15/2002 to 10/31/2002         (16.98)             41                    .18                   .18          1.22




                                                                                     Year ended October 31
                                                                          2004     2003      2002      2001    2000

Portfolio turnover rate for all classes of shares                          17%      24%       31%       45%     29%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 10/31/2004, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than 1 million.


See Notes to Financial Statements



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF AMERICAN MUTUAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc. (the "Fund"), including the summary investment portfolio, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Costa Mesa, California
December 3, 2004


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending October 31, 2004.

During  the  fiscal  year  ended,  the  fund  paid  a  long-term   capital  gain
distribution of $42,043,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $6,751,000 of the dividends paid by the fund from ordinary income earned during the fiscal year was derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.